EXHIBIT (a)(1)(B)



                              LETTER OF TRANSMITTAL
           TO TENDER SHARES OF COMMON STOCK, PAR VALUE $0.05 PER SHARE
                                       OF
                                   SYMS CORP.
             PURSUANT TO THE OFFER TO PURCHASE, DATED APRIL 27, 2006

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THE TENDER OFFER,  PRORATION  PERIOD AND  WITHDRAWAL  RIGHTS WILL EXPIRE AT 5:00
P.M. NEW YORK CITY TIME, ON FRIDAY, MAY 26, 2006, UNLESS THE COMPANY EXTENDS THE TENDER OFFER.
--------------------------------------------------------------------------------

                     THE DEPOSITARY FOR THE TENDER OFFER IS:
                            AMERICAN STOCK TRANSFER &
                                  TRUST COMPANY

     BY MAIL OR OVERNIGHT COURIER:                      BY HAND:

American Stock Transfer & Trust Company  American Stock Transfer & Trust Company
           Operations Center                 Attn: Reorganization Department
    Attn: Reorganization Department                  59 Maiden Lane
            6201 15th Avenue                       New York, NY 10038
           Brooklyn, NY 11219

-------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF SHARES OF COMMON STOCK TENDERED
------------------------------------------------------- -----------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         CERTIFICATE(S) TENDERED
        (PLEASE FILL IN, IF BLANK, EXACTLY AS           (ATTACH AND SIGN ADDITIONAL LIST IF NECESSARY)
         NAME(S) APPEAR(S) ON  CERTIFICATE(S))
------------------------------------------------------- ------------------------ ---------------- -----------
                                                             COMMON STOCK        TOTAL NUMBER OF  NUMBER OF
                                                           SHARE CERTIFICATE        SHARES OF     SHARES OF
                                                              NUMBER(S)*          COMMON STOCK    COMMON
                                                                                 REPRESENTED BY   STOCK
                                                                                      SHARE       TENDERED**
                                                                                 CERTIFICATE(S)*
------------------------------------------------------- ------------------------ ---------------- -----------
                                                        ***
------------------------------------------------------- ------------------------ ---------------- -----------

------------------------------------------------------- ------------------------ ---------------- -----------

------------------------------------------------------- ------------------------ ---------------- -----------

------------------------------------------------------- ------------------------ ---------------- -----------
                                                        TOTAL SHARES TENDERED
------------------------------------------------------- -----------------------------------------------------
                                                        * Need not complete if shares are delivered by
                                                        book-entry transfer.
------------------------------------------------------- -----------------------------------------------------
                                                        ** If you desire to tender fewer than all shares
                                                        evidenced by any certificate(s) listed above, please
                                                        indicate in this column the number of shares you wish
                                                        to tender. Otherwise, all shares evidenced by such
                                                        certificate(s) will be deemed to have been tendered.
                                                        See Instruction 4.
------------------------------------------------------- -----------------------------------------------------
                                                        *** Indicate the order (by certificate number)
                                                        (1st; 2nd; 3rd; 4th; 5th; etc.) in which shares are
                                                        to be purchased in event of proration (attach
                                                        additional signed list if necessary). If you do not
                                                        designate an order and Syms purchases less than all
                                                        shares tendered due to proration, the depositary will
                                                        select the shares that Syms will purchase. See
                                                        Instruction 7.
------------------------------------------------------- -----------------------------------------------------

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN ONE OF THOSE SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST DELIVER THIS LETTER OF TRANSMITTAL TO THE DEPOSITARY. DELIVERIES TO SYMS CORP. ("SYMS"), TM CAPITAL CORP. (THE DEALER MANAGER FOR THE TENDER OFFER) OR D.F. KING & CO., INC. (THE INFORMATION AGENT FOR THE TENDER OFFER) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERY OF THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     YOU SHOULD USE THIS LETTER OF TRANSMITTAL IF YOU ARE CAUSING THE SHARES TO BE DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE DEPOSITARY TRUST COMPANY ("DTC," WHICH IS HEREINAFTER REFERRED TO AS THE "BOOK-ENTRY TRANSFER FACILITY") PURSUANT TO THE PROCEDURES SET FORTH IN SECTION 3 OF THE OFFER TO PURCHASE. ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY'S SYSTEM MAY MAKE BOOK-ENTRY DELIVERY OF THE SHARES.

                 THE INFORMATION AGENT FOR THE TENDER OFFER IS:

                             D. F. KING & CO., INC.
                                 48 Wall Street
                                   22nd Floor
                               New York, NY 10005
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                    All Others Call Toll-free: (888) 877-1266


     BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     You should use this letter of transmittal only if (1) you are also enclosing certificates for the shares you desire to tender, or (2) you intend to deliver certificates for such shares under a notice of guaranteed delivery previously sent to the depositary, or (3) you are delivering shares through a book-entry transfer into the depositary's account at Depository Trust Company (i.e., the book-entry transfer facility) in accordance with Section 3 of the offer to purchase. If you desire to tender shares in the tender offer, but you cannot deliver the certificates for your shares and all other required documents to the depositary by the expiration date (as set forth in the offer to purchase), or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your shares according to the guaranteed delivery procedures set forth in Section 3 of the offer to purchase. See Instruction 2. Delivery of the letter of transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

|_|CHECK HERE IF YOU ARE  DELIVERING  TENDERED  SHARES  PURSUANT  TO A NOTICE OF
   GUARANTEED DELIVERY THAT YOU PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s): ___________________________________________

Date of Execution of notice of guaranteed delivery: ____________________________

Name of Institution that Guaranteed Delivery: __________________________________


|_| CHECK HERE IF ANY CERTIFICATES  EVIDENCING THE SHARES YOU ARE TENDERING WITH
    THIS LETTER OF TRANSMITTAL HAVE BEEN LOST, STOLEN, DESTROYED OR MUTILATED. IF YOU CHECK THIS BOX, YOU MUST COMPLETE AN AFFIDAVIT OF LOSS AND RETURN IT WITH YOUR LETTER OF TRANSMITTAL. YOU SHOULD CALL AMERICAN STOCK TRANSFER & TRUST COMPANY, THE DEPOSITARY FOR THIS OFFER, AT 877-248-6417 TO GET INFORMATION ABOUT THE REQUIREMENTS FOR REPLACEMENT. YOU MAY BE REQUIRED TO POST A BOND TO SECURE AGAINST THE RISK THAT CERTIFICATES MAY BE SUBSEQUENTLY RECIRCULATED. PLEASE CALL 877-248-6417 IMMEDIATELY TO OBTAIN AN AFFIDAVIT OF LOSS AND TO RECEIVE FURTHER INSTRUCTIONS ON HOW TO PROCEED, SO THAT THE TIMELY PROCESSING OF THIS LETTER OF TRANSMITTAL WILL NOT BE IMPEDED. SEE INSTRUCTION 9.

|_| CHECK  HERE  IF YOU ARE A  FINANCIAL  INSTITUTION  THAT  IS A  PARTICIPATING
    INSTITUTION IN THE BOOK-ENTRY TRANSFER FACILITY'S SYSTEM AND YOU ARE DELIVERING THE TENDERED SHARES BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution: ______________________________________________

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

CHECK ONLY ONE BOX. IF YOU CHECK MORE THAN ONE BOX, OR IF YOU DO NOT CHECK ANY BOX, YOU WILL HAVE FAILED TO VALIDLY TENDER ANY SHARES.

        SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER
                               (SEE INSTRUCTION 5)

|_| The  undersigned  wants to maximize  the chance of having Syms  purchase all shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders shares and is willing to accept the purchase price determined by Syms pursuant to the tender offer (the "Purchase Price"). This action could result in receiving a price per share as low as $16.00.

                                    -- OR --

               SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER
                               (SEE INSTRUCTION 5)

     By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the Purchase Price is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH THE STOCKHOLDER TENDERS SHARES. You cannot tender the same shares at more than one price, unless you have previously validly withdrawn those shares tendered at a different price in accordance with Section 4 of the offer to purchase.

         PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED














|_|         $16.25      |_|      $16.50     |_|      $16.75      |_|     $17.00

|_|         $17.25      |_|      $17.50     |_|      $17.75      |_|     $18.00





                 YOU WILL NOT HAVE VALIDLY TENDERED YOUR SHARES
              UNLESS YOU CHECK ONE AND ONLY ONE BOX IN THIS FRAME.

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                                    ODD LOTS
                               (SEE INSTRUCTION 6)

     To be completed ONLY if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares.

     On the date hereof, the undersigned either (check one box):

---                                                                          ---

     |_| is the beneficial or record owner of an aggregate of fewer than 100 shares and is tendering all of those shares; or

     |_| is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner(s) thereof, shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

--------------------------------------------------------------------------------

      IN ADDITION, THE UNDERSIGNED IS TENDERING SHARES (CHECK ONE BOX):

---                                                                          ---

     |_| at the Purchase Price, which will be determined by Syms in accordance with the terms of the tender offer (persons checking this box should check the box under the heading "Shares Tendered at Price Determined Pursuant to the Tender Offer"); or

     |_|at the price per share indicated under the heading "Shares Tendered at Price Determined by Stockholder."

--------------------------------------------------------------------------------

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 12)

     A tendering stockholder may condition his or her tender of shares upon Syms purchasing a specified minimum number of the shares tendered, as described in
Section 6 of the offer to purchase. Unless Syms purchases at least the minimum number of shares you indicate below pursuant to the terms of the tender offer, Syms will not purchase any of the shares tendered below. It is the tendering stockholder's responsibility to calculate that minimum number, and we urge each stockholder to consult his or her own tax advisor in doing so. Unless you check the box immediately below and specify, in the space provided, a minimum number of shares that Syms must purchase from you if Syms purchases any shares from you, Syms will deem your tender unconditional.

---                                                                          ---

     |_| The minimum number of shares that Syms must purchase from me if Syms purchases any shares from me is: shares.

--------------------------------------------------------------------------------

     If, because of proration, Syms will not purchase the minimum number of shares from you that you designate, Syms may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares. To certify that you are tendering all of the shares you own, check the box below.

---                                                                          ---

     |_|  The tendered shares represent all shares held by the undersigned.

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      IN ADDITION, THE UNDERSIGNED IS TENDERING SHARES (CHECK ONE BOX):

---                                                                          ---

     |_| at the Purchase Price, which will be determined by Syms in accordance with the terms of the tender offer (persons checking this box should check the box under the heading "Shares Tendered at Price Determined Pursuant to the Tender Offer"); or

     |_| at the price per share indicated under the heading "Shares Tendered at Price Determined by Stockholder."

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 10 AND 11)

     Complete this box ONLY if the check for the aggregate Purchase Price of shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or certificate for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at the book-entry transfer facility other than the account designated above.

ISSUE TO:

Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
         -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

CHECK and COMPLETE IF APPLICABLE:

|_| CREDIT SHARES DELIVERED BY BOOK-ENTRY TRANSFER AND NOT PURCHASED TO THE ACCOUNT SET FORTH BELOW:

Account Number:
                ----------------------------------------------------------------


                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 11)

     Complete this box ONLY if the check for the aggregate Purchase Price of shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or certificate for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

DELIVER TO:

Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
         -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Ladies and Gentlemen:

     The undersigned hereby tenders to Syms Corp., a New Jersey corporation ("Syms"), the above-described shares of Syms's common stock, par value $0.05 per share (the "shares").

     The tender of the shares is being made at the price per share indicated in this letter of transmittal, net to the seller in cash, without interest, on the terms and subject to the conditions set forth in this letter of transmittal and in Syms's offer to purchase, dated April 27, 2006, receipt of which is hereby acknowledged.

     Subject to and effective upon acceptance for payment of, and payment for, shares tendered with this letter of transmittal in accordance with the terms of the tender offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Syms all right, title and interest in and to all of the shares tendered hereby which are so accepted and paid for; (2) orders the registration of any shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of Syms; and (3) appoints the depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the depositary also acts as the agent of Syms, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

          (a) deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Syms, upon receipt by the depositary, as the undersigned's agent, of the Purchase Price with respect to such shares;

          (b) present certificates for such shares for cancellation and transfer on Syms's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the tender offer.

     The undersigned understands that Syms will, upon the terms and subject to the conditions of the tender offer, determine a single per share price, not greater than $18.00 nor less than $16.00 per share (the "Purchase Price"), which it will pay for shares validly tendered and not validly withdrawn pursuant to the tender offer, after taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that Syms will select the lowest purchase price that will allow it to purchase 3,400,000 shares or, if a lesser number of shares is validly tendered and not validly withdrawn, all such shares that are validly tendered and not validly withdrawn. The undersigned further understands that Syms reserves the right to purchase more than 3,400,000 shares pursuant to the tender offer, subject to certain limitations and legal requirements as set forth in the tender offer. Syms will purchase all shares validly tendered at or below the Purchase Price and not validly withdrawn, subject to the conditions of the tender offer and the "odd lot" priority, proration and conditional tender provisions described in the offer to purchase. The undersigned understands that all stockholders whose shares are purchased by Syms will receive the same Purchase Price for each share purchased in the tender offer.

     The undersigned hereby covenants, represents and warrants to Syms that:

          (a) the undersigned has a net long position in the shares at least equal to the number of shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is tendering the shares in compliance with Rule 14e-4 under the Exchange Act;

          (b) has full power and authority to tender, sell, assign and transfer the shares tendered hereby;

          (c) when and to the extent Syms accepts the shares for purchase, Syms will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the shares will not be subject to any adverse claims or rights;

          (d) the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Syms to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and accepted for purchase; and

          (e) the undersigned has read and agrees to all of the terms of the tender offer.

     The undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the offer to purchase and in the Instructions to this letter of transmittal will constitute an agreement between the undersigned and Syms upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that under no circumstances will Syms pay interest on the Purchase Price.

     The undersigned recognizes that under certain circumstances set forth in the offer to purchase, Syms may terminate or amend the tender offer; or may postpone the acceptance for payment of, or the payment for, shares tendered, or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

     THE NAMES AND ADDRESSES OF THE REGISTERED HOLDERS SHOULD BE PRINTED, IF THEY ARE NOT ALREADY PRINTED ABOVE, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY. THE CERTIFICATE NUMBERS, THE NUMBER OF SHARES REPRESENTED BY SUCH CERTIFICATES, AND THE NUMBER OF SHARES THAT THE UNDERSIGNED WISHES TO TENDER, SHOULD BE SET FORTH IN THE APPROPRIATE BOXES ABOVE.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility designated above. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and/or return any shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

     The undersigned recognizes that Syms has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Syms purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

     All authority conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this letter of transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer to purchase, this tender is irrevocable.

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                            STOCKHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 8)
                      (PLEASE COMPLETE SUBSTITUTE FORM W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 8.


                         SIGNATURE(S) OF STOCKHOLDER(S)


Dated:                                , 2006
      --------------------------------


Name(s):
        ------------------------------------------------------------------------
                                   (SIGN HERE)

Name(s):
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                             PLEASE INCLUDE ZIP CODE

(Area Code) Telephone Number:
                             ---------------------------------------------------

Taxpayer Identification or
Social Security No.:
                    ------------------------------------------------------------


                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED, SEE INSTRUCTIONS 1 AND 8)

Authorized Signature:
                     -----------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Address Line 2:
               -----------------------------------------------------------------

(Area Code) Telephone No.:
                          ------------------------------------------------------

Dated:                                , 2006
      --------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
                  FORMING PART OF THE TERMS OF THE TENDER OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided in this Instruction, all signatures on this letter of transmittal must be guaranteed by a financial institution that is a participant in the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"). Signatures on this letter of transmittal need not be guaranteed if either (a) this letter of transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this letter of transmittal, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of shares) tendered herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this letter of transmittal; or (b) such shares are tendered for the account of an Eligible Institution. See Instruction
8. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 8.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. You should use this letter of transmittal only if you are (a) forwarding certificates with this letter of transmittal, (b) going to deliver certificates under a notice of guaranteed delivery previously sent to the depositary, or (c) causing the shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the offer to purchase. In order for you to validly tender shares, the depositary must receive certificates for all physically tendered shares, or a confirmation of a book-entry transfer of all shares delivered electronically into the depositary's account at the book-entry transfer facility, together in each case with a properly completed and duly executed letter of transmittal, or an Agent's Message in connection with book-entry transfer, and any other documents required by this letter of transmittal, at one of its addresses set forth in this letter of transmittal by the expiration date (as defined in the offer to purchase).

     The term "Agent's Message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that the participant has received and agrees to be bound by the terms of the letter of transmittal, and that Syms may enforce this agreement against the participant.

     GUARANTEED DELIVERY. If you cannot deliver your shares and all other required documents to the depositary by the expiration date, or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your shares, pursuant to the guaranteed delivery procedure described in Section 3 of the offer to purchase, by or through any Eligible Institution. To comply with the guaranteed delivery procedure, you must (1) properly complete and duly execute a notice of guaranteed delivery substantially in the form provided to you by Syms, specifying the price at which you are tendering your shares, including (where required) a Guarantee by an Eligible Institution in the form set forth in the notice of guaranteed delivery; (2) arrange for the depositary to receive the notice of guaranteed delivery by the expiration date; and (3) ensure that the depositary receives the certificates for all physically tendered shares or book-entry confirmation of electronic delivery of shares, as the case may be, together with a properly completed and duly executed letter of transmittal with any required signature guarantees or an Agent's Message, and all other documents required by this letter of transmittal, within three New York Stock Exchange, Inc. trading days after receipt by the depositary of such notice of guaranteed delivery, all as provided in Section 3 of the offer to purchase.

     The notice of guaranteed delivery may be delivered by hand or mail to the depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the depositary must receive the notice of guaranteed delivery before the expiration date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The method of delivery of all documents, including certificates for shares, is at the option and risk of the tendering stockholder. If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured. In all cases, please allow sufficient time to assure delivery.

          Except as specifically permitted by Section 6 of the offer to purchase, Syms will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. By executing this letter of transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered shares.

          3.  INADEQUATE  SPACE.  If the  space  provided  in the box  captioned
"Description of Shares Tendered" is inadequate, then you should list the certificate numbers, the number of shares represented by the certificate(s) and the number of shares tendered with respect to each certificate on a separate signed schedule attached to this letter of transmittal.

          4. PARTIAL TENDERS AND UNPURCHASED SHARES. (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER.) If you wish to tender (i.e., offer to sell) fewer than all of the shares evidenced by any certificate(s) that you deliver to the depositary, fill in the number of shares that you wish to tender (i.e., offer for sale) in the column entitled "Number of Shares Tendered." In this case, if Syms purchases some but not all of the shares that you tender, Syms will issue to you a new certificate for the unpurchased shares. The new certificate will be sent to the registered holder(s) as promptly as practicable after the expiration date. Unless you indicate otherwise, all shares represented by the certificate(s) listed and delivered to the depositary will be deemed to have been tendered. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, any tendered but unpurchased shares will be credited to the appropriate account maintained by the tendering stockholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the stockholder.

          5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. In order to validly tender your shares by this letter of transmittal, you must either

          a. check the box under "SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER" in order to maximize the chance of having Syms purchase all of the shares that you tender (subject to the possibility of proration); OR

          b. check one of the boxes indicating the price per share at which you are tendering shares in the section entitled "SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER."

          YOU MUST CHECK ONE, AND ONLY ONE, BOX. If you check more than one box or no boxes, then you will be deemed not to have validly tendered your shares. IF YOU WISH TO TENDER PORTIONS OF YOUR DIFFERENT SHARE HOLDINGS AT DIFFERENT PRICES, YOU MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH YOU WISH TO TENDER EACH SUCH PORTION OF YOUR SHARE HOLDINGS. You cannot tender the same shares at more than one price (unless, prior to tendering previously tendered shares at a new price, you validly withdrew those shares in accordance with Section 4 of the offer to purchase).

          By checking the box under "Shares Tendered at Price Determined Pursuant to the Tender Offer" you agree to accept the Purchase Price resulting from the tender offer process, which may be as low as $______ or as high as $______ per share. By checking a box under "Shares Tendered at Price Determined by Stockholder," you acknowledge that doing so could result in none of the shares you tender being purchased if the Purchase Price for the shares turns out to be less than the price you selected.

          6. ODD LOTS. As described in Section 1 of the offer to purchase, if Syms purchases fewer than all shares properly tendered before the expiration date and not properly withdrawn, Syms will first purchase all shares tendered by any stockholder who (a) owns, beneficially or of record, an aggregate of fewer than 100 shares, and (b) tenders all of his or her shares at or below the Purchase Price. You will only receive this preferential treatment if you own fewer than 100 shares and tender ALL of the shares you own at or below the Purchase Price. Even if you otherwise qualify for "odd lot" preferential treatment, you will not receive such preference unless you complete the section entitled "Odd Lots" in this letter of transmittal.

--------------------------------------------------------------------------------

     7. ORDER OF PURCHASE IN THE EVENT OF PRORATION. As described in Section 1 of the offer to purchase, stockholders may specify the order in which their shares are to be purchased in the event that, as a result of proration or otherwise, Syms purchases some but not all of the tendered shares pursuant to the terms of the tender offer. The order of purchase may have an effect on the federal income tax treatment of any gain or loss on the shares that Syms purchases. See Sections 1, 6 and 14 of the offer to purchase.

     8. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     a. EXACT SIGNATURES. If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     b. JOINT HOLDERS. If the shares are registered in the names of two or more persons, ALL such persons must sign this letter of transmittal.

     c. DIFFERENT NAMES ON CERTIFICATES. If any tendered shares are registered in different names on several certificates, you must complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

     d. ENDORSEMENTS. If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment of the Purchase Price is to be made, or the certificates for shares not tendered or tendered but not purchased are to be issued, to a person other than the registered holder(s). SIGNATURE(S) ON ANY SUCH CERTIFICATE(S) OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     If this letter of transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, or if payment is to be made to a person other than the registered holder(s), the certificate(s) for the shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such shares, and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

     If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to the depositary evidence satisfactory to Syms that such person has authority so to act.

     9. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If any certificate representing any shares has been lost, stolen, destroyed or mutilated, you should notify American Stock Transfer & Trust Company, the depositary for this offer, by calling 877-248-6417 and asking for instructions on obtaining replacement certificate(s) at the address specified on the cover of this letter of transmittal. The depositary will require you to complete an affidavit of loss and return it to depositary. You will then be instructed by the depositary as to the steps you must take in order to replace the certificate. You may be required to post a bond to secure against the risk that the certificate may be subsequently recirculated.

     We cannot process this letter of transmittal and related documents until you have followed the procedures for replacing lost, stolen, destroyed or mutilated certificates. We urge you to contact the depositary immediately, in order to receive further instructions, for a determination as to whether you will need to post a bond, and to permit timely processing of this documentation.

     10. STOCK TRANSFER TAXES. Except as provided in this Instruction 10, no stock transfer tax stamps or funds to cover such stamps need to accompany this letter of transmittal. Syms will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:

     a. payment of the Purchase Price is to be made to any person other than the registered holder(s);

     b. certificate(s) for shares not tendered or tendered but not purchased are to be returned in the name of and to any person other than the registered holder(s) of such shares; OR

--------------------------------------------------------------------------------

     c. tendered certificates are registered in the name of any person(s) other than the person(s) signing this letter of transmittal,

then the depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this letter of transmittal.

     11. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If any of the following conditions holds:

     a. check(s) for the Purchase Price of any shares purchased pursuant to the tender offer are to be issued to a person other than the person(s) signing this letter of transmittal; or

     b. check(s) for the Purchase Price are to be sent to any person other than the person signing this letter of transmittal, or to the person signing this letter of transmittal, but at a different address; or

     c. certificates for any shares not tendered, or tendered but not purchased, are to be returned to and in the name of a person other than the person(s) signing this letter of transmittal,

then, in each such case, you must complete the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" as applicable in this letter of transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 8.

     12. CONDITIONAL TENDERS. As described in Sections 1 and 6 of the offer to purchase, stockholders may condition their tenders on Syms purchasing all of their shares, or specify a minimum number of shares that Syms must purchase for the tender of any of their shares to be effective. If you wish to make a conditional tender you must indicate this choice in the box entitled "Conditional Tender" in this letter of transmittal or, if applicable, the notice of guaranteed delivery; and you must calculate and appropriately indicate, in the space provided, the minimum number of shares that Syms must purchase if Syms purchases any shares.

     As discussed in Sections 1 and 6 of the offer to purchase, proration may affect whether Syms accepts conditional tenders. Proration may result in all of the shares tendered pursuant to a conditional tender being deemed to have been withdrawn, if Syms could not purchase the minimum number of shares required to be purchased by the tendering stockholder due to proration. If, because of proration, Syms will not purchase the minimum number of shares that you designate, Syms may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your shares and must have checked the box so indicated. Upon selection by random lot, if any, Syms will limit its purchase in each case to the designated minimum number of shares.

     If you are an "odd lot" holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration.

     All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is checked and appropriately completed. When deciding whether to tender shares conditionally, we urge each stockholder to consult his or her own tax advisor.

     13. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Under the federal income tax laws, the depositary will be required to withhold 28% of the amount of any payments made to certain stockholders pursuant to the tender offer. In order to avoid such backup withholding, each tendering stockholder that is a U.S. person (including a U.S. resident alien) must provide the depositary with such stockholder's correct taxpayer identification number by completing the Substitute Form W-9 set forth below.

     In general, if a stockholder is an individual, the taxpayer identification number is the social security number of such individual. If the depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder pursuant to the tender offer may be subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the depositary that a

--------------------------------------------------------------------------------
foreign individual qualifies as an exempt recipient, such stockholder must submit the appropriate IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. You can obtain such statements from the depositary.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause shares to be deemed invalidly tendered, but may require the depositary to withhold 28% of the amount of any payments made pursuant to the tender offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the taxpayer may obtain a refund, provided that the required information is furnished to the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     Unless Syms determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, Syms will be required to withhold federal income tax at a rate of 30% from such gross proceeds paid to a foreign stockholder or his agent. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, (iii) a trust whose administration is subject to the primary supervision of a U.S. court and which has one or more U.S. persons who have the authority to make all substantial decisions, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. A foreign stockholder may be eligible to file for a refund of such tax or a portion of such tax if such stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in the offer to purchase under the caption "The Tender Offer -- 14. U.S. Federal Income Tax
Consequences" or if such stockholder is entitled to a reduced rate of withholding pursuant to a treaty and Syms withheld at a higher rate.

     In order to obtain a reduced  rate of  withholding  under a tax  treaty,  a foreign stockholder must deliver to the depositary, before the payment, a properly completed and executed statement claiming such an exemption or reduction. A stockholder can obtain such statements from the depositary. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the depositary a properly executed statement claiming exemption. A stockholder can obtain such statements from the depositary. We urge foreign stockholders to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure.

     14. IRREGULARITIES. Syms will determine in its sole discretion all questions as to the Purchase Price, the number of shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all parties. Syms reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of Syms, be unlawful. Syms also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares, and Syms's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly

--------------------------------------------------------------------------------
made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Syms shall determine. None of Syms, the dealer manager (as defined in the offer to purchase), the depositary, the information agent (as defined in the offer to purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     15. QUESTIONS; REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Please direct any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery to the information agent at the telephone number and address set forth below. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

     16. STOCK OPTION PLANS. If you hold vested options in Syms's stock option plans, then you may exercise such vested options by paying the cash exercise price and receiving shares which you may then tender in accordance with the terms of the tender offer. An exercise of an option cannot be revoked even if shares received upon exercise thereof and tendered in the offer are not purchased in the offer for any reason.

     IMPORTANT: THE DEPOSITARY MUST RECEIVE THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY, BEFORE THE EXPIRATION DATE.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                          YOU MUST COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 BELOW.

                 PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION
                  NUMBER ("TIN") AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

                           PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

---------------------------------------------------------------------------------------------------------------
                                             SUBSTITUTE FORM W-9
                             DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE
---------------------------------------------------------------------------------------------------------------
Name, as shown on your income tax return:

---------------------------------------------------------------------------------------------------------------
Business name, if different from above:

--------------------------------------------------------------------------------- -----------------------------
Please check the appropriate box indicating your status:
|_| Individual/ Sole Proprietor   |_| Corporation    |_| Partnership
|_| Other..........................                                               |_| Exempt from withholding
--------------------------------------------------------------------------------- -----------------------------
Address (number, street, and apt. or suite no.):

---------------------------------------------------------------------------------------------------------------
City, State, Zip Code:

--------------------------------------------------------------------------------- -----------------------------

PART I    TAXPAYER IDENTIFICATION NUMBER (TIN)
                                                                                   --------------------------
PLEASE PROVIDE YOUR TIN ON THE  APPROPRIATE  LINE AT THE RIGHT.                      Social Security Number
The TIN provided must match the name given on line 1 to avoid backup withholding. For or individuals, this is your social security number.
However, for a resident alien, sole proprietor, or disregarded entity, or if you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. For other
entities, it is your employer identification number. If you are awaiting a         --------------------------
TIN, write "Applied For" in this Part I, complete the "Certificate Of                Employer Identification
Awaiting Taxpayer Identification Number" below.                                               Number
---------------------------------------------------------------------------------------------------------------
PART II CERTIFICATION

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

     (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT  TAXPAYER  IDENTIFICATION  NUMBER (OR I AM WAITING FOR A
NUMBER TO BE ISSUED TO ME), AND

     (2) I AM NOT SUBJECT TO BACKUP  WITHHOLDING  BECAUSE (A) I AM EXEMPT FROM BACKUP  WITHHOLDING,  OR (B) I
HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP  WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
ALL INTEREST OR DIVIDENDS,  OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING,
AND

     (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup  withholding  because you have failed to report all interest and dividends on your tax return.

                   THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                     OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

===============================================================================================================
SIGN           Signature of U.S. Person                                          Date:
HERE
---------------------------------------------------------------------------------------------------------------

NOTE:   FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY
PAYMENTS MADE TO YOU ON ACCOUNT OF THE TENDER OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION
OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                       COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
                                 INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.
---------------------------------------------------------------------------------------------------------------
                           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
===============================================================================================================

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue
Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

===============================================================================================================
SIGN           Signature of U.S. Person                                          Date:
HERE
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                        NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER  IDENTIFICATION  NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER -- Social
Security  numbers have nine digits  separated  by two hyphens:  i.e.,  000-00-0000.  Employer  identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000.  The table below will help determine the number to give the payer. All "Section"  references are to the Internal Revenue Code of 1986, as amended.
"IRS" is the Internal Revenue Service.

---------------------------------------------------------------------------------------------------------------
                                                                        GIVE THE NAME AND
                                                                         SOCIAL SECURITY
              FOR THIS TYPE OF ACCOUNT:                                     NUMBER OF
-----------------------------------------------------------------------------------------------------------

1.    Individual                                        The individual

2.    Resident alien who is not eligible for an SSN     Use IRS individual taxpayer identification number
                                                        (ITIN).

3.    Two or more individuals (joint account)           The actual owner of the account or, if combined
                                                        funds, the first individual on the account(1)

4.    Custodian account of a minor (Uniform Gift to     The minor(2)
      Minors Act)

5.    a. The usual revocable savings trust (grantor     The grantor-trustee(1)
      is also trustee)

      b. So-called trust account that is not a legal    The actual owner(1)
      or valid trust under state law

6.    Sole proprietorship or single-owner LLC           The owner(3)

---------------------------------------------------------------------------------------------------------------
                                                                                   GIVE THE NAME AND
                                                                                EMPLOYER IDENTIFICATION
                          FOR THIS TYPE OF ACCOUNT:                                    NUMBER OF
---------------------------------------------------------------------------------------------------------------

 7.   Sole proprietorship or single-member LLC                               The owner(3)

 8.   A valid trust, estate, or pension trust                                The legal entity(4)

 9.   Corporate or LLC electing corporate status on Form 8832                The corporation

10.   Association, club, religious, charitable, educational, or other        The organization
      tax-exempt organization

11.   Partnership or multi-member LLC                                        The partnership

12.   A broker or registered nominee                                         The broker or nominee

13.   Account with the Department of Agriculture in the name of a public      he public entity
      entity (such as a state or local government, school district, or       T
      prison) that receives agricultural program payments
---------------------------------------------------------------------------------------------------------------

(1)  List first and circle the name of the person  whose  number you  furnish.  If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3)  You must show your  individual  name, but you may also enter your business or "doing  business as" name.
     You may use either your social security number or your employer identification number (if you have one).

(4)  List  first and circle the name of the legal  trust,  estate,  or pension  trust.  (Do not  furnish  the taxpayer  identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

---------------------------------------------------------------------------------------------------------------

     NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME LISTED, THE NUMBER WILL BE CONSIDERED TO BE
     THAT OF THE FIRST NAME LISTED.

---------------------------------------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

     If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

PAYEES SPECIFICALLY EXEMPTED FROM BACKUP WITHHOLDING INCLUDE:

     1. An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

     2. The United States or any of its agencies or instrumentalities.

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     4. A foreign government or any of its political subdivisions, agencies or instrumentalities.

     5.   An   international   organization   or   any  of   its   agencies   or
instrumentalities. PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

     6. A corporation.

     7. A foreign central bank of issue.

     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

     9. A futures commission merchant registered with the Commodity Futures Trading Commission.

     10. A real estate investment trust.

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

     12. A common trust fund operated by a bank under Section 584(a).

     13. A financial institution.

     14. A middleman known in the investment community as a nominee or custodian.

     15. A trust exempt from tax under Section 664 or described in Section 4947.

     The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

--------------------------------------------------------------------------------

    IF THE PAYMENT IS FOR:        THEN THE PAYMENT IS EXEMPT FOR:
--------------------------------------------------------------------------------

Interest and dividend payments    All exempt recipients except for 9
--------------------------------------------------------------------------------

Broker transactions               Exempt recipients 1 through 13. Also, a person
                                  registered  under the Investment  Advisers Act
                                  of 1940 who regularly acts as a broker
--------------------------------------------------------------------------------

EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE APPROPRIATE BOX FOR YOUR STATUS, CHECK THE "EXEMPT FROM BACKUP WITHHOLDING" BOX, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. FOREIGN PAYEES WHO ARE NOT SUBJECT TO BACKUP WITHHOLDING SHOULD COMPLETE AN APPROPRIATE FORM W-8 AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

     (1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

     (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

     The letter of transmittal and certificates for shares and any other required documents should be sent or delivered by each tendering stockholder or its broker, dealer, commercial bank, trust company or other nominee to the depositary at one of its addresses set forth on the cover letter of this letter of transmittal.

     Any questions or requests for assistance or for additional copies of the offer to purchase, the letter of transmittal or the notice of guaranteed delivery may be directed to the information agent at the telephone number and address set forth below. You may also contact the dealer manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer. To confirm delivery of your shares, please contact the depositary.

                 The information agent for the tender offer is:

                             D. F. King & Co., Inc.
                                 48 Wall Street
                                   22nd Floor
                               New York, NY 10005
             Banks and Brokerage Firms, Please Call: (212) 269-5550
                    All Others Call Toll-free: (888) 887-1266

                   The dealer manager for the tender offer is:
                                TM CAPITAL CORP.
                             One Battery Park Plaza
                               New York, NY 10004
                            Telephone: (212) 809-1360